Third Point Reinsurance Ltd.

Financial Supplement
March 31, 2015

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

The Waterfront, Chesney House, 1st Floor	Manoj Gupta - Head of Investor Relations and Business Development
96 Pitts Bays Road	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii) dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix) potential inability to pay dividends; (x) inability to service the Company’s indebtedness; (xi) limited cash flow and liquidity due to indebtedness; (xii) unavailability of capital in the future; (xiii) fluctuations in market price of the Company's common shares; (xiv) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xv) suspension or revocation of reinsurance licenses; (xvi) potentially being deemed an investment company under U.S. federal securities law; (xvii) potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) the Company potentially becoming subject to U.S. federal income taxation; (xxiii) the Company potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; and (xxiv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three Months ended March 31, 2015 and 2014	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Catastrophe Risk Management Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines of Business - by Quarter	Page 11

Investments
Investments managed by Third Point LLC - by Quarter	Page 12
Investment return by investment strategy - by Quarter	Page 13

Other
General and administrative expenses - by Quarter	Page 14
Book value per share and diluted book value per share - by Quarter	Page 15
Earnings (loss) per share - by Quarter	Page 16
Return on beginning shareholders’ equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
March 31, 2015 and 2014
(expressed in thousands of U.S. dollars, except per share data and ratios)

	For the three months ended
	March 31, 2015	March 31, 2014

Key underwriting metrics for Property and Casualty Reinsurance segments:
Net underwriting loss(1)	$(3,859)	$(5,166)
Combined ratio(1)	102.8%	107.1%

Key investment return metrics:
Net investment income	$64,918	$50,035
Net investment return on investments managed by Third Point LLC	3.0%	3.1%

Key shareholders’ value creation metrics:
Book value per share(2) (4)	$14.50	$14.04
Diluted book value per share(2) (4)	$13.97	$13.55
Growth in diluted book value per share(2)	3.1%	2.4%
Return on beginning shareholders’ equity(3)	3.5%	2.9%

(1)	Refer to accompanying “Segment Reporting - Three Months ended March 31, 2015 and 2014” results for an explanation and calculation of net underwriting loss and combined ratio.

(2)
Book value per share and diluted book value per share are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share.

(3)
Return on beginning shareholders’ equity is a non-GAAP financial measure. Refer to accompanying “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(4)	Prior year comparative represents amounts as of December 31, 2014.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Assets
Equity securities, trading, at fair value	$1,239,988	$1,177,796	$956,604	$1,162,363	$1,116,554
Debt securities, trading, at fair value	736,243	569,648	660,677	551,453	558,648
Other investments, at fair value	61,466	83,394	97,765	93,412	77,387
Total investments in securities and commodities	2,037,697	1,830,838	1,715,046	1,807,228	1,752,589
Cash and cash equivalents	12,348	28,734	32,693	35,977	33,938
Restricted cash and cash equivalents	583,474	417,307	261,966	222,124	221,044
Due from brokers	228,793	58,241	182,927	74,046	101,819
Securities purchased under an agreement to sell	17,630	29,852	19,897	33,850	36,778
Derivative assets, at fair value	25,223	21,130	37,260	22,516	28,134
Interest and dividends receivable	5,902	2,602	5,032	3,747	5,214
Reinsurance balances receivable	250,154	303,649	269,747	245,832	221,541
Deferred acquisition costs, net	164,096	155,901	124,373	130,860	93,283
Unearned premiums ceded	—	—	91	—	—
Loss and loss adjustment expenses recoverable	408	814	1,412	10,274	10,277
Other assets	6,857	3,512	3,701	3,283	2,950
Total assets	$3,332,582	$2,852,580	$2,654,145	$2,589,737	$2,507,567
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$8,792	$10,085	$7,521	$5,456	$3,739
Reinsurance balances payable	53,798	27,040	21,651	26,856	25,647
Deposit liabilities	146,719	145,430	142,990	121,959	121,374
Unearned premium reserves	508,014	433,809	363,666	346,271	279,512
Loss and loss adjustment expense reserves	273,937	277,362	187,313	184,627	164,624
Securities sold, not yet purchased, at fair value	104,857	82,485	45,667	46,994	53,958
Securities sold under an agreement to repurchase	61,939	—	—	—	—
Due to brokers	465,558	312,609	306,927	281,091	333,478
Derivative liabilities, at fair value	17,020	11,015	12,346	10,528	7,569
Performance fee payable to related party	15,844	—	21,837	22,002	12,295
Interest and dividends payable	1,617	697	589	816	800
Senior notes payable, net of deferred costs	113,315	—	—	—	—
Total liabilities	1,771,410	1,300,532	1,110,507	1,046,600	1,002,996
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,517	10,447	10,403	10,393	10,392
Additional paid-in capital	1,069,617	1,065,489	1,063,254	1,060,183	1,057,939
Retained earnings	426,447	375,977	390,656	396,653	365,361
Shareholders’ equity attributable to shareholders	1,506,581	1,451,913	1,464,313	1,467,229	1,433,692
Non-controlling interests	54,591	100,135	79,325	75,908	70,879
Total shareholders’ equity	1,561,172	1,552,048	1,543,638	1,543,137	1,504,571
Total liabilities and shareholders’ equity	$3,332,582	$2,852,580	$2,654,145	$2,589,737	$2,507,567

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended March 31,
	2015		2014
Revenues
Gross premiums written	$213,334		$87,587
Gross premiums ceded	(52)	—	—
Net premiums written	213,282		87,587
Change in net unearned premium reserves	(74,207)		(14,325)
Net premiums earned	139,075		73,262
Net investment income	64,918		50,035
Total revenues	203,993		123,297
Expenses
Loss and loss adjustment expenses incurred, net	81,746		46,259
Acquisition costs, net	54,657		25,431
General and administrative expenses	11,708		10,025
Other expenses	2,701		787
Interest expense	1,036		—
Foreign exchange gains	(193)		—
Total expenses	151,655		82,502
Income before income tax expense	52,338		40,795
Income tax expense	(1,305)		—
Net income including non-controlling interests	51,033		40,795
Income attributable to non-controlling interests	(563)		(1,016)
Net income	$50,470		$39,779
Earnings per share(1)
Basic	$0.48		$0.38
Diluted	$0.47		$0.37
Weighted average number of common shares used in the determination of earnings per share
Basic	103,753,065		103,264,616
Diluted	106,144,183		106,413,580

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$213,334	$253,802	$126,403	$145,508	$87,587
Gross premiums ceded	(52)	—	(150)	—	—
Net premiums written	213,282	253,802	126,253	145,508	87,587
Change in net unearned premium reserves	(74,207)	(70,230)	(17,305)	(66,758)	(14,325)
Net premiums earned	139,075	183,572	108,948	78,750	73,262
Net investment income (loss)	64,918	(6,490)	1,552	40,485	50,035
Total revenues	203,993	177,082	110,500	119,235	123,297
Expenses
Loss and loss adjustment expenses incurred, net	81,746	132,364	60,115	44,409	46,259
Acquisition costs, net	54,657	43,875	38,317	29,583	25,431
General and administrative expenses	11,708	10,310	10,124	9,549	10,025
Other expenses	2,701	2,606	2,982	1,020	787
Interest expense	1,036	—	—	—	—
Foreign exchange gains	(193)	—	—	—	—
Total expenses	151,655	189,155	111,538	84,561	82,502
Income (loss) before income tax expense	52,338	(12,073)	(1,038)	34,674	40,795
Income tax expense	(1,305)	(1,731)	(1,542)	(2,375)	—
Net income (loss) including non-controlling interests	51,033	(13,804)	(2,580)	32,299	40,795
Income attributable to non-controlling interests	(563)	(875)	(3,417)	(1,007)	(1,016)
Net income (loss)	$50,470	$(14,679)	$(5,997)	$31,292	$39,779
Earnings (loss) per share(1)
Basic	$0.48	$(0.14)	$(0.06)	$0.30	$0.38
Diluted	$0.47	$(0.14)	$(0.06)	$0.29	$0.37
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	103,753,065	103,324,616	103,295,920	103,264,616	103,264,616
Diluted	106,144,183	103,324,616	103,295,920	106,433,881	106,413,580

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended March 31, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Three Months Ended March 31, 2015				Three Months Ended March 31, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$213,383	$(49)	$—	$213,334	$82,142	$5,445	$—	$87,587
Gross premiums ceded	(52)	—	—	(52)	—	—	—	—
Net premiums written	213,331	(49)	—	213,282	82,142	5,445	—	87,587
Change in net unearned premium reserves	(74,214)	7	—	(74,207)	(9,841)	(4,484)	—	(14,325)
Net premiums earned	139,117	(42)	—	139,075	72,301	961	—	73,262
Expenses
Loss and loss adjustment expenses incurred, net	81,746	—	—	81,746	46,259	—	—	46,259
Acquisition costs, net	54,663	(6)	—	54,657	25,399	32	—	25,431
General and administrative expenses	6,567	233	4,908	11,708	5,809	834	3,382	10,025
Total expenses	142,976	227	4,908	148,111	77,467	866	3,382	81,715
Net underwriting loss	(3,859)	n/a	n/a	n/a	(5,166)	n/a	n/a	n/a
Net investment income	18,575	25	46,318	64,918	7,313	29	42,693	50,035
Other expenses	(2,701)	—	—	(2,701)	(787)	—	—	(787)
Interest expense	—	—	(1,036)	(1,036)	—	—	—	—
Foreign exchange gains	—	—	193	193	—	—	—	—
Income tax expense	—	—	(1,305)	(1,305)	—	—	—	—
Segment income (loss) including non-controlling interests	12,015	(244)	39,262	51,033	1,360	124	39,311	40,795
Segment income (loss) attributable to non-controlling interests	—	80	(643)	(563)	—	(191)	(825)	(1,016)
Segment income (loss)	$12,015	$(164)	$38,619	$50,470	$1,360	$(67)	$38,486	$39,779
Underwriting ratios:
Loss ratio(1)	58.8%				64.0%
Acquisition cost ratio(2)	39.3%				35.1%
Composite ratio(3)	98.1%				99.1%
General and administrative expense ratio(4)	4.7%				8.0%
Combined ratio(5)	102.8%				107.1%

(1)	Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net by net premiums earned.

(2)	Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned.

(3)	Composite ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net and acquisition costs, net by net premiums earned.

(4)	General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned.

(5)
Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$213,383	$253,810	$124,931	$140,422	$82,142
Gross premiums ceded	(52)	—	(150)	—	—
Net premiums written	213,331	253,810	124,781	140,422	82,142
Change in net unearned premium reserves	(74,214)	(72,789)	(23,294)	(62,934)	(9,841)
Net premiums earned	139,117	181,021	101,487	77,488	72,301
Expenses
Loss and loss adjustment expenses incurred, net	81,746	132,391	60,121	44,409	46,259
Acquisition costs, net	54,663	43,677	37,571	29,507	25,399
General and administrative expenses	6,567	5,495	5,556	5,655	5,809
Total expenses	142,976	181,563	103,248	79,571	77,467
Net underwriting loss	(3,859)	(542)	(1,761)	(2,083)	(5,166)
Net investment income (loss)	18,575	(2,153)	(137)	6,282	7,313
Other expenses	(2,701)	(2,606)	(2,982)	(1,020)	(787)
Segment income (loss)	$12,015	$(5,301)	$(4,880)	$3,179	$1,360

Underwriting ratios:
Loss ratio(1)	58.8%	73.1%	59.2%	57.3%	64.0%
Acquisition cost ratio(2)	39.3%	24.1%	37.0%	38.1%	35.1%
Composite ratio(3)	98.1%	97.2%	96.2%	95.4%	99.1%
General and administrative expense ratio(4)	4.7%	3.0%	5.5%	7.3%	8.0%
Combined ratio(5)	102.8%	100.2%	101.7%	102.7%	107.1%

(1)	Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net by net premiums earned.

(2)	Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned.

(3)	Composite ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net and acquisition costs, net by net premiums earned.

(4)	General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned.

(5)
Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$(49)	$(8)	$1,472	$5,086	$5,445
Gross premiums ceded	—	—	—	—	—
Net premiums written	(49)	(8)	1,472	5,086	5,445
Change in net unearned premium reserves	7	2,559	5,989	(3,824)	(4,484)
Net premiums earned	(42)	2,551	7,461	1,262	961
Expenses
Loss and loss adjustment expenses incurred, net	—	(27)	(6)	—	—
Acquisition costs, net	(6)	198	746	76	32
General and administrative expenses	233	953	648	678	834
Total expenses	227	1,124	1,388	754	866
Net investment income	25	284	881	33	29
Segment income (loss) including non-controlling interests	(244)	1,711	6,954	541	124
Segment loss (income) attributable to non-controlling interests	80	(871)	(3,325)	(338)	(191)
Segment income (loss)	$(164)	$840	$3,629	$203	$(67)

Note: In December 2014, we announced that we would no longer accept investments in the Catastrophe Fund, that no new business would be written in the Catastrophe Reinsurer and that we would be redeeming all existing investments in the Catastrophe Fund. Despite the Catastrophe Fund’s solid investment returns from its inception, we are winding it down due to challenging market conditions and competition with other collateralized reinsurance and insurance-linked securities vehicles. The Catastrophe Fund Manager will continue to manage the runoff of the remaining exposure in the Catastrophe Fund.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,908	3,862	3,920	3,216	3,382
Total expenses	4,908	3,862	3,920	3,216	3,382
Net investment income (loss)	46,318	(4,621)	808	34,170	42,693
Interest expense	(1,036)	—	—	—	—
Foreign exchange gains	193	—	—	—	—
Income tax expense	(1,305)	(1,731)	(1,542)	(2,375)	—
Segment income (loss) including non-controlling interests	39,262	(10,214)	(4,654)	28,579	39,311
Segment income attributable to non-controlling interests	(643)	(4)	(92)	(669)	(825)
Segment income (loss)	$38,619	$(10,218)	$(4,746)	$27,910	$38,486

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Property	$21,456	$28,258	$(2,810)	$74,505	$6,881

Workers Compensation	5,729	8,327	17,698	2,511	47,496
Auto	(16,241)	14,029	70,581	48,709	2,927
General Liability	20,365	172	40,190	14,123	—
Casualty	9,853	22,528	128,469	65,343	50,423

Agriculture	—	26	84	(1)	1
Credit & Financial lines	18,875	8,026	(141)	(29)	2,531
Multi-line	163,199	194,972	(671)	604	22,306
Specialty	182,074	203,024	(728)	574	24,838

Total property and casualty reinsurance segment	213,383	253,810	124,931	140,422	82,142
Catastrophe risk management	(49)	(8)	1,472	5,086	5,445
	$213,334	$253,802	$126,403	$145,508	$87,587

Third Point Reinsurance Ltd.
Investments managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Assets
Total investments in securities and commodities	$2,032,653	$1,828,761	$1,713,000	$1,805,225	$1,752,589
Cash and cash equivalents	29	3	10,003	9	10
Restricted cash and cash equivalents(1)	508,049	308,763	160,618	128,396	131,598
Due from brokers	228,793	58,241	182,927	74,046	101,819
Securities purchased under an agreement to sell	17,630	29,852	19,897	33,850	36,778
Derivative assets	25,223	21,130	37,260	22,516	28,134
Interest and dividends receivable	5,898	2,590	5,021	3,736	5,204
Other assets	—	325	799	1,562	752
Total assets	$2,818,275	$2,249,665	$2,129,525	$2,069,340	$2,056,884
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$506	$464	$299	$247	$617
Securities sold, not yet purchased, at fair value	104,857	82,485	45,667	46,994	53,958
Securities sold under an agreement to repurchase	61,939	—	—	—	—
Due to brokers	465,558	312,609	306,927	281,091	333,478
Derivative liabilities	16,990	10,985	12,113	10,528	7,569
Performance fee payable to related party	15,844	—	21,837	22,002	12,295
Interest and dividends payable	602	697	589	816	800
Capital contribution received in advance	—	—	10,000	—	—
Non-controlling interest	15,885	40,241	20,302	20,210	19,541
Total liabilities and non-controlling interest	682,181	447,481	417,734	381,888	428,258
Total net investments managed by Third Point LLC	$2,136,094	$1,802,184	$1,711,791	$1,687,452	$1,628,626

Net investments - Capital	$1,566,798	$1,413,019	$1,418,473	$1,418,996	$1,386,452
Net investments - Float	569,296	389,164	293,318	268,456	242,174
Total net investments managed by Third Point LLC	$2,136,094	$1,802,183	$1,711,791	$1,687,452	$1,628,626

(1)	Includes amounts advanced to Third Point Re to fund collateral held in trust accounts.

Third Point Reinsurance Ltd.
Investment return by investment strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Long/short equities	1.0%	0.9%	0.3%	0.8%	0.8%
Asset-backed securities	1.8%	0.0%	0.5%	0.7%	1.8%
Corporate credit	0.3%	(0.8)%	(0.7)%	0.7%	0.8%
Macro and other	(0.1)%	(0.5)%	(0.1)%	0.1%	(0.3)%
	3.0%	(0.4)%	(0.04)%	2.3%	3.1%

Third Point Reinsurance Ltd.
General and administrative expenses - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Payroll and related	$4,663	$3,638	$4,184	$3,928	$4,297
Share compensation expenses	3,083	2,279	2,481	2,246	2,252
Legal and accounting	1,290	1,691	1,462	968	1,129
Travel and entertainment	985	818	672	828	746
IT related	366	500	329	330	462
Corporate insurance	295	262	273	275	313
Credit facility fees	431	418	200	220	187
Board of director and related	170	157	193	162	133
Occupancy	150	123	124	164	121
Other general and administrative expenses	275	424	206	428	385
	$11,708	$10,310	$10,124	$9,549	$10,025

Third Point Reinsurance Ltd.
Book value per share and diluted book value per share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,561,172	$1,552,048	$1,543,638	$1,543,137	$1,504,571
Less: non-controlling interests	(54,591)	(100,135)	(79,325)	(75,908)	(70,879)
Shareholders’ equity attributable to shareholders	1,506,581	1,451,913	1,464,313	1,467,229	1,433,692
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	60,589	61,705	65,473	69,223	69,223
Fully diluted book value per share numerator:	$1,613,682	$1,560,130	$1,576,298	$1,582,964	$1,549,427
Basic and diluted book value per share denominator:
Issued and outstanding shares	103,890,670	103,397,542	103,324,616	103,264,616	103,264,616
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	6,040,275	6,151,903	6,528,647	6,797,949	6,797,949
Effect of dilutive restricted shares issued to employees	955,385	922,610	706,840	666,770	660,281
Diluted book value per share denominator:	115,537,493	115,123,218	115,211,266	115,380,498	115,374,009

Basic book value per share(1)	$14.50	$14.04	$14.17	$14.21	$13.88
Diluted book value per share(1)	$13.97	$13.55	$13.68	$13.72	$13.43

Growth in diluted book value per share	3.1%	(1.0)%	(0.3)%	2.2%	2.4%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares that we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (loss) per share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)	June 30, 2014	March 31, 2014
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	103,753,065	103,324,616	103,295,920	103,264,616	103,264,616
Dilutive effect of options	1,093,353	—	—	1,490,091	1,386,722
Dilutive effect of warrants	1,297,765	—	—	1,679,174	1,762,242
Diluted number of common shares outstanding	106,144,183	103,324,616	103,295,920	106,433,881	106,413,580

Basic net income (loss) per common share:
Net income (loss)	$50,470	$(14,679)	$(5,997)	$31,292	$39,779
Income allocated to participating shares	(179)	—	—	(200)	(252)
Net income (loss) available to common shareholders	$50,291	$(14,679)	$(5,997)	$31,092	$39,527

Basic net income (loss) per common share	$0.48	$(0.14)	$(0.06)	$0.30	$0.38

Diluted net income (loss) per common share:
Net income (loss)	$50,470	$(14,679)	$(5,997)	$31,292	$39,779
Income allocated to participating securities	(175)	—	—	(194)	(245)
Net income available to common shareholders	$50,295	$(14,679)	$(5,997)	$31,098	$39,534

Diluted net income (loss) per common share	$0.47	$(0.14)	$(0.06)	$0.29	$0.37

(1)
As a result of the net loss in the three months ended September 30, 2014 and December 31, 2014, no allocation of the net loss has been made to participating shares in the calculation of basic and diluted net loss per common share.

Third Point Reinsurance Ltd.
Return on beginning shareholders’ equity - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net income (loss)	$50,470	$(14,679)	$(5,997)	$31,292	$39,779
Shareholders’ equity attributable to shareholders - beginning of period	$1,451,913	$1,464,313	$1,467,229	$1,433,692	$1,391,661
Return on beginning shareholders’ equity	3.5%	(1.0)%	(0.4)%	2.2%	2.9%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders.